Financing Receivables and Allowance for Losses on Financing Receivables	3 Months Ended
Mar. 31, 2016
Financing Receivables And Allowance For Losses [Abstract]
Financing Receivables And Allowance For Losses On Financing Receivables

NOTE 5.

FINANCING RECEIVABLES, NET

(In millions)	March 31, 2016		December 31, 2015

Loans, net of deferred income	$18,757		$20,115
Investment in financing leases, net of deferred income	5,037		4,969
	23,794		25,084
Allowance for losses	(79)		(81)
Financing receivables – net	$23,715	(a)	$25,003

(a) Financing receivables, net primarily included $13,520 million, $7,099 million and $2,591 million related to industrial, aviation and energy financing, respectively, with approximately 49% in the U.S. and 51% outside the U.S.

CONTRACTUAL MATURITIES(a)

	Total	Net rentals
(In millions)	loans	receivable

Due
Within one year	$12,337	$911
After one year through two years	1,302	719
After two years through three years	763	671
After three years through four years	1,481	505
After four years through five years	861	349
After five years	2,013	1,294
Total	$18,757	$4,449	(b)

(a) We expect actual maturities to differ from contractual maturities.

(b) Excluded estimated unguaranteed residual value of leased assets and deferred income on financing leases.

ALLOWANCE FOR LOSSES

(In millions)	2016		2015

Balance at January 1	$81		$93
Provision	18		23
Net write-offs(a)	(20)		(18)
Other(b)	-		(4)
Balance at March 31	$79	(c)	$94

  Net write-offs (gross write-offs less recoveries) in certain portfolios may exceed the beginning allowance for losses as a result of losses that are incurred subsequent to the beginning of the fiscal year due to information becoming available during the current year, which may identify further deterioration on existing financing receivables. Net write-offs for the three months ended March 31, 2016 primarily included $15 million and $5 million related to energy and industrial financing, respectively.
  Other primarily includes the effects of currency exchange.
  Allowance for losses primarily included $31 million, $28 million and $17 million related to industrial, aviation and energy financing, respectively, with approximately 59% in the U.S. and 41% outside the U.S.

We manage our financing receivable portfolio using delinquency and nonaccrual data as key performance indicators. At March 31, 2016, $840 million (3.5%), $201 million (0.8%) and $317 million (1.3%) of financing receivables were over 30 days past due, over 90 days past due and on nonaccrual, respectively. Of the $201 million over 90 days past due at March 31, 2016, $39 million was on nonaccrual, primarily related to energy financing. Of the $317 million of nonaccrual financing receivables at March 31, 2016, primarily related to aviation financing, $101 million are currently paying in accordance with the contractual terms. At December 31, 2015, $622 million (2.5%), $201 million (0.8%) and $256 million (1.0%) of financing receivables were over 30 days past due, over 90 days past due and on nonaccrual, respectively.

The recorded investment in impaired loans at March 31, 2016 was $226 million, primarily related to aviation financing, and included $1 million of impaired loans with specific allowances of $1 million, primarily related to industrial financing. The recorded investment in impaired loans at December 31, 2015 was $175 million, primarily related to aviation financing, and included $2 million of impaired loans with specific allowances of $1 million, primarily related to industrial financing. The method used to measure impairment for these loans is primarily based on collateral value and the majority of impaired loans are located in Non-U.S. regions. At March 31, 2016, troubled debt restructurings included in impaired loans were $100 million, the vast majority related to aviation financing.